UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported)  August 24, 2004
                                                          ---------------

                          KIWI NETWORK SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                    0-32479
                            (Commission File Number)

                                   76-0616468
                        (IRS Employer Identification No.)

                          6715  River  Lodge  Drive
                             Spring,  Texas                       77379
               (Address of principal executive offices)        (Zip Code)


                                                             281-251-7328
  Registrant's  telephone  number,  including  area  code  ----------------

             9600 Long Pointe Road, Suite 301, Houston, Texas 77055
             ------------------------------------------------------
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
                                    230.425)

  [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
                                   240.14a-12)

       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
                       Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
                            Act (17 CFR 240.13e-4(c))

Section  5  -  Corporate  Governance  and  Management
     Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers. Effective August 23, 2004 Lorne Catling was removed as a director for cause. Mr. Catling refused to cooperate with other members of the Board of Directors, did not return telephone calls, refused to respond to all methods of communication, and took other actions not in the best interest of the Company.


                                   SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             KIWI NETWORK SOLUTIONS INC.
                             ---------------------------
                                  (Registrant)

Date: August 24, 2004

      /s/  Derek  Pepler
      ------------------
      Derek  Pepler,  Director